UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2023

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Crown Pointe Parkway

Suite 720

Atlanta, Georgia 30338

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
Series A Redeemable Preferred Shares, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07 of this Current Report on Form 8-K, at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Regional Health Properties, Inc. (the “Company”) held on November 16, 2023, the Company’s shareholders approved the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”). The 2023 Plan authorizes the Compensation Committee of the Board of Directors (the “Board”) of the Company to grant awards to non-employee directors, employees (including executive officers) and consultants, as more fully described and summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 4, 2023 (the “Proxy Statement”). The 2023 Plan, which was included as Appendix A to the Proxy Statement, is incorporated herein by reference. Copies of the Form of Non-Qualified Stock Option Agreement, the Form of Incentive Stock Option Agreement, the Form of Restricted Stock Agreement and the Form of Restricted Stock Unit Agreement are attached hereto as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 16, 2023, the Company held its Annual Meeting at 1050 Crown Pointe Parkway, Atlanta, Georgia 30338 at 10:00 a.m. Following is a summary of the proposals that were submitted to the holders of the Company’s common stock, no par value, for approval at the Annual Meeting and a tabulation of the votes with respect to each proposal. Each proposal is further described in the Company’s Proxy Statement.

Proposal 1. To elect the four director nominees named in the Proxy Statement.

The shareholders elected the following four individuals to the Board to serve until the Company’s 2024 Annual Meeting of Shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal. The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Michael J. Fox	302,812	297,061	384,409
Brent Morrison	501,982	97,891	384,409
Kenneth W. Taylor	467,714	132,159	384,409
David A. Tenwick	442,948	156,925	384,409

Proposal 2. To approve the Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan.

The shareholders approved the 2023 Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
438,888	145,622	15,363	384,409

Proposal 3. To ratify the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

The shareholders ratified the appointment of Cherry Bekaert, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
890,769	86,071	7,442

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Regional Health Properties, Inc. 2023 Omnibus Incentive Compensation Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 4, 2023)
10.2	Form of Non-Qualified Stock Option Agreement
10.3	Form of Incentive Stock Option Agreement
10.4	Form of Restricted Stock Agreement
10.5	Form of Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL HEALTH PROPERTIES, INC.

Date: November 20, 2023	/s/ Brent Morrison
Brent Morrison
Chief Executive Officer and President